Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”) is dated as of June 22, 2026, by and among Aditxt, Inc., a Delaware corporation (the “ADTX Borrower”), Ignite Proteomics LLC, a Delaware limited liability company (“Ignite Borrower”, and together with the ADTX Borrower, the “Borrowers”) and the undersigned Buyer (the “Undersigned Buyer”) (as defined in the Note Purchase Agreement (as defined below)), and, subject to the occurrence of the Effective Time, will amend that certain Note Purchase Agreement, dated as of June 3, 2026 (the “Note Purchase Agreement”), by and among the Borrowers and each of the Buyers. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement.

WHEREAS, the Borrowers and the Undersigned Buyer desire to amend certain provisions of the Note Purchase Agreement pursuant to Section 9(e) thereof to increase the original principal amount of Notes being sold under the Note Purchase Agreement at the Closing as more fully described herein.

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the Company and the Required Holders may amend the terms of the Note Purchase Agreement, which amendment shall be binding on all Buyers and holders of Notes.

WHEREAS, concurrently herewith, the Company is delivering identical amendments in the form of this Amendment (collectively, the “Other Amendments”), severally, to each of the other Buyers (the “Other Buyers”) and requesting execution of such Other Amendments.

NOW, THEREFORE, in consideration of the covenants and agreements contained therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Undersigned Buyer, intending to be legally bound, hereto agree as follows:

ARTICLE I

AMENDMENTS

1. Amendments. As of the Effective Time (as defined below):

(a) Recital F of the Note Purchase Agreement is hereby amended by deleting such recital in its entirety and replacing it with the following:

F. The Borrowers have authorized a new series of senior secured notes of the Borrowers, in the aggregate original principal amount equal to $6,638,970.55, substantially in the form attached hereto as Exhibit A (the “Notes” or the “Securities”).

(b) The Schedule of Buyers to the Note Purchase Agreement is hereby amended to add the Supplement to the Schedule of Buyers set forth as Exhibit A attached hereto (the “Supplement to Schedule of Buyers”).

(c) In the Transaction Documents:

(i) The definition of “Notes” shall be amended to include the Additional Note (as defined herein).

(ii) The definition of “Closing” shall amended to include the Additional Closing (as defined herein)

(iii) The definition of “Closing Date”, shall amended to include the Additional Note, shall include the Additional Closing Date

(d) The definition of “Transaction Documents” in the Note Purchase Agreement is hereby amended to include this Amendment and the Other Amendments.

2. Additional Closing; Issuance of a Note. At the Effective Time, subject to the satisfaction of the conditions to Closing set forth in Sections 6 and 7 of the Note Purchase Agreement, mutatis mutandis, the Borrowers Cavalry Fund I SPV shall consummate an additional Closing (the “Additional Closing”, and the date thereof, an “Additional Closing Date”) and the Borrowers shall issue to Cavalry Fund I SPV I LP (an existing party to the Note Purchase Agreement as a Buyer) a Note (the “Additional Note”) in the original principal amount set forth in column 3 on the Supplement to Schedule of Buyers upon receipt in cash of the Purchase Price set forth in column 4 on the Supplement to Schedule of Buyers. For the avoidance of doubt, and notwithstanding anything herein to the contrary, for all purposes of the Transaction Documents, the Additional Note shall be deemed to have been issued on the Closing Date (other than in connection with accrual of interest thereunder).

3. Acknowledgement; Ratification of Obligations. The Company and the Undersigned Buyer hereby confirm and agree that, except as set forth in Sections 1 and 2 above, (i) the Note Purchase Agreement and each other Transaction Documents are, and shall continue to be, in full force and effect, constitute legal and binding obligations of all parties thereto in accordance with its terms and are hereby ratified and confirmed in all respects, and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Company or the Buyers under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document, other than as specifically set forth herein. This Amendment forms an integral and inseparable part of the Note Purchase Agreement. This Amendment forms an integral and inseparable part of the Note Purchase Agreement.

4. Disclosure of Transactions and Other Material Information. The Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Amendment in the form and within the timeframe required by the Exchange Act and attaching the form of this Amendment as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Buyers shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyers or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Buyers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Buyers, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Buyers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Buyers (which may be granted or withheld in each Buyer’s sole discretion), except as required by applicable law and in any Registration Statement, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the names of the Buyers in any filing, announcement, release or otherwise.

5. Independent Nature of Buyer’s Obligations and Rights. The obligations of the Undersigned Buyer under this Amendment or any other Transaction Document are several and not joint with the obligations of any Other Buyer under any Other Amendment or any other Transaction Document, and the Undersigned Buyer shall not be responsible in any way for the performance of the obligations of any Other Buyer under any Other Amendment or Transaction Document. Nothing contained herein or in this Amendment, any Other Amendment or other Transaction Document, and no action taken by the Undersigned Buyer pursuant hereto, shall be deemed to constitute the Undersigned Buyer and Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Undersigned Buyer and Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment, or any other Transaction Document and the Company acknowledges that the Undersigned Buyer and the Other Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Undersigned Buyer confirm that the Undersigned Buyer has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Undersigned Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any Other Buyers to be joined as an additional party in any proceeding for such purpose.

6. Effectiveness. Section 1 of this Amendment shall become effective upon the later of (x) due execution and delivery by the Company and the Undersigned Buyer of this Amendment and (y) due execution and delivery by the Company and, severally, such Other Buyers of the Other Amendments, which, together with the Undersigned Buyer, represent the Required Holders (the “Effective Time”).

7. References. As of the Effective Time, all references to the “Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Note Purchase Agreement and the other Transaction Documents shall refer to the Note Purchase Agreement as amended by this Amendment and the Other Amendments

8. Miscellaneous. Section 9 of the Note Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

BORROWERS:

ADITXT

By:
	Name:	Jeffrey M. Busch
	Title:	Inteim Chief Executive Officer

IGNITE PROTEOMTICS LLC

By:
	Name:	Jeffrey M. Busch
	Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

UNDERSIGNED BUYER:

By:
Name:
Title:

EXHIBIT A

SUPPLEMENT TO SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)

Buyer	Mailing Address and E-mail Address	Aggregate Principal Amount of Initial Notes	Purchase Price	Legal Representative’s Mailing Address and E-mail Address